Exhibit 24

                                POWER OF ATTORNEY

     Each person whose signature appears below hereby authorizes and appoints Matthew M. Breyne, Bruno A. Marszowski and Richard Lieberman, and each of them severally, as his or her attorneys-in-fact, with full power of substitution and resubstitution, to sign and file on his or her behalf individually and in each such capacity stated below, The FINOVA Group Inc.'s Annual Report on Form 10-K for the year ending December 31, 2000, and any amendments thereto, to be filed with the Securities and Exchange Commission, the New York Stock Exchange, and otherwise, as fully as such person could do in person, hereby verifying and confirming all that said attorneys-in-fact, or their or his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

      SIGNATURES                       TITLE                          DATE
      ----------                       -----                          ----

PRINCIPAL EXECUTIVE OFFICER


/s/ Matthew M. Breyne       PRESIDENT AND CHIEF EXECUTIVE      February  8, 2001
------------------------    OFFICER AND A DIRECTOR
Matthew M. Breyne


PRINCIPAL FINANCIAL AND
ACCOUNTING OFFICER


/s/ Bruno A. Marszowski     SENIOR VICE PRESIDENT -            February  8, 2001
------------------------    CONTROLLER AND CHIEF FINANCIAL
Bruno A. Marszowski         OFFICER


DIRECTORS


/s/ Robert H. Clark, Jr.                                       February  8, 2001
------------------------
Robert H. Clark, Jr.


/s/ Constance R. Curran                                        February  8, 2001
------------------------
Constance R. Curran


/s/ G. Robert Durham                                           February  8, 2001
------------------------
G. Robert Durham


/s/ James L. Johnson                                           February  8, 2001
------------------------
James L. Johnson


/s/ Kenneth R. Smith                                           February  8, 2001
------------------------
Kenneth R. Smith


/s/ Shoshana B. Tancer                                         February  8, 2001
------------------------
Shoshana B. Tancer


John W. Teets
February   , 2001
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